UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2006

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor
Houston, Texas 77002
(Address of Principal Executive Offices, including Zip Code)

(713) 381-6500
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In accordance with General Instruction B.2 of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

The purpose of this amended Current Report on Form 8-K/A is to supplementally provide a written transcript of the investor presentation described below, the power point presentation of which was previously filed in the registrant’s Current Report on Form 8-K filed on August 16, 2006 (File No. 1-14323). The transcript is filed as Exhibit 99.1 to this amended Current Report on Form 8-K/A.

On August 16, 2006, Robert G. Phillips, and several members of senior management of Enterprise Products Partners L.P. (“Enterprise Products Partners”), gave a presentation to investors and analysts regarding the businesses, growth strategies and recent financial performance of Enterprise Products Partners. Mr. Phillips is the President and Chief Executive Officer of Enterprise Products GP, LLC, the general partner of Enterprise Products Partners. Enterprise Products Partners is a North American midstream energy company that provides a wide range of services to producers and consumers of natural gas, natural gas liquids (“NGLs”), and crude oil. In addition, Enterprise Products Partners is an industry leader in the development of pipeline and other midstream assets in the continental United States and Gulf of Mexico.

A copy of the power point presentation was filed as Exhibit 99.1 to a Current Report on Form 8-K filed by Enterprise Products Partners on August 16, 2006, which included a glossary of industry terms and a reconciliation of non-GAAP financial measures used in that presentation. In addition, interested parties will be able to view the presentation by visiting Enterprise Products Partners’ website, www.epplp.com. The presentation will be archived on its website for 90 days.

Also, the presentation contains various forward-looking statements. For a general discussion of such statements, please refer to Slide 2 of the presentation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
99.1	Transcript of Enterprise Products Partners L.P. investor and analyst presentation, August 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

By:	Enterprise Products GP, LLC, as general partner

Date: August 28, 2006	By: ___/s/ Michael J. Knesek_______________
Michael J. Knesek
Senior Vice President, Controller
and Principal Accounting Officer
of Enterprise Products GP, LLC